UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 12, 2025

H2O America
(Exact name of registrant as specified in its charter)

Delaware	001-8966	77-0066628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West Taylor Street,	San Jose,	CA	95110
(Address of principal executive offices)			(Zip Code)
(408) 279-7800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HTO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 12, 2025, H2O America (the “Company”), San Jose Water Company, a wholly-owned subsidiary of the Company (“SJWC”), and SJWTX, Inc. (“SJWTX”), The Connecticut Water Company ("CWC"), and The Maine Water Company ("MWC), each an indirect wholly-owned subsidiary of the Company (the Company, SJWC, SJWTX, CWC, and MWC, together, the “Borrowers”), entered into an Amendment and Restated Credit Agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent and a lender, and Wells Fargo Bank, National Association, as administrative agent, and the other lenders party thereto. The Credit Agreement amends and restates the Credit Agreement, dated as of August 2, 2022, by and among the Company, SJWC, SJWTX, Connecticut Water Service, Inc., the lenders from time to time party hereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and Wells Fargo Bank, National Association, as Documentation Agent (the “Existing Credit Agreement”). The Credit Agreement reflects terms generally similar to the Existing Credit Agreement with the following updates:

•the Commitment (as defined in the Credit Agreement) is increased from $300 million to $350 million.
•the Maturity Date (as defined in the Credit Agreement) is extended from August 2, 2029 to September 12, 2030
•the Borrower sublimits are revised to the following amounts:
◦the Company: $50,000,000
◦SJWC: $165,000,000
◦SJWTX: $30,000,000
◦CWC: $80,000,000
◦MWC: $25,000,000

The description above is only a summary of the material provisions of the Credit Amendment and is qualified in its entirety by reference to the Credit Amendment, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Documents
10.1
Credit Agreement, dated September 12, 2025, between H2O America, San Jose Water Company, SJWTX, Inc., The Connecticut Water Company, and The Maine Water Company, JPMorgan Chase Bank, N.A., as administrative agent and a lender, and Wells Fargo Bank, National Association, as Administrative Agent, and the other lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

H2O America

Date: September 16, 2025	/s/ Ann P. Kelly
Ann P. Kelly
Chief Financial Officer and Treasurer